Exhibit 4.65

Power of Attorney Re Partner Rights of

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

The Company, Beijing Gongse Enterprise Management Co., Ltd., a limited liability company, organized and existing under the laws of the PRC, with Unified Social Credit Code: 91110108MA01T49E9G, holding 0.0005% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”) as of the date of this Power of Attorney (representing RMB 5 registered capital of Beijing Yuzhong), hereby irrevocably authorizes Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future share of property held by the Company itself in Beijing Yuzhong (the “Owned Share of Property”) during the effective term of this Power of Attorney:

Authorizing WFOE as the sole and exclusive proxy of the Company, to exercise, including without limitation, the following rights on the Company’s behalf with full authority with respect to the Owned Share of Property: 1) to attend the partners’ meetings of Beijing Yuzhong; 2) to exercise all partner’s rights and partner’s voting rights which the Company is entitled with under the laws and the articles of association of Beijing Yuzhong, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Share of Property; 3) as partnership manager set forth in the Limited Partnership Agreement, execute and manage the partnership affairs; and 4) as the Company’s authorized representative, to appoint and elect the executive partner and its authorized representative together with any other persons authorized to execute the partnership affairs of Beijing Yuzhong.

WFOE shall be authorized to execute, on the Company’s behalf, any and all agreements to which the Company shall be a party as specified in the Exclusive Option Agreement entered into as of July 14, 2020 by and among the Company, WFOE and Beijing Yuzhong, the Share of Property Pledge Agreement entered into as of July 14, 2020 by and among the Company, WFOE and Beijing Yuzhong, and the Loan Agreement entered into as of July 14, 2020 by and between the Company and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Share of Property shall be deemed conducted or executed by the Company itself which the Company shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform the Company or obtain the Company’s prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

1

As long as the Company is a partner of Beijing Yuzhong, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

During the effective term of this Power of Attorney, the Company hereby waives all rights in connection with the Owned Share of Property that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on its own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

July 14, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

Signature Page of Power of Attorney Re Partner Rights of Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) between Tencent Music (Beijing) Co., Ltd. and Beijing Gongse Enterprise Management Co., Ltd.

Power of Attorney Re Partner Rights of

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

I, Yang Qihu, a Chinese citizen with the Chinese Identification No. [            ], holding 19.9999% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”) as of the date of this Power of Attorney (representing RMB 199,999 registered capital of Beijing Yuzhong), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future share of property held by myself in Beijing Yuzhong (the “Owned Share of Property”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Share of Property: 1) to attend the partners’ meetings of Beijing Yuzhong; 2) to exercise all partner’s rights and partner’s voting rights which I am entitled with under the laws and the articles of association of Beijing Yuzhong, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Share of Property; 3) as partnership manager set forth in the Limited Partnership Agreement, execute and manage the partnership affairs; and 4) as my authorized representative, to appoint and elect the executive partner and its authorized representative together with any other persons authorized to execute the partnership affairs of Beijing Yuzhong.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, the Share of Property Pledge Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, and the Loan Agreement entered into as of July 14, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Share of Property shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a partner of Beijing Yuzhong, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Share of Property that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Yang Qihu

Name: Yang Qihu

July 14, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

Signature Page of Power of Attorney Re Partner Rights of Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) between Tencent Music (Beijing) Co., Ltd. and Yang Qihu.

Power of Attorney Re Partner Rights of

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

I, Gu Dejun, a Chinese citizen with the Chinese Identification No. [            ], holding 19.9999% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”) as of the date of this Power of Attorney (representing RMB 199,999 registered capital of Beijing Yuzhong), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future share of property held by myself in Beijing Yuzhong (the “Owned Share of Property”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Share of Property: 1) to attend the partners’ meetings of Beijing Yuzhong; 2) to exercise all partner’s rights and partner’s voting rights which I am entitled with under the laws and the articles of association of Beijing Yuzhong, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Share of Property; 3) as partnership manager set forth in the Limited Partnership Agreement, execute and manage the partnership affairs; and 4) as my authorized representative, to appoint and elect the executive partner and its authorized representative together with any other persons authorized to execute the partnership affairs of Beijing Yuzhong.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, the Share of Property Pledge Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, and the Loan Agreement entered into as of July 14, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Share of Property shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a partner of Beijing Yuzhong, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Share of Property that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Gu Dejun

Name: Gu Dejun

July 14, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

Signature Page of Power of Attorney Re Partner Rights of Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) between Tencent Music (Beijing) Co., Ltd. and Gu Dejun.

Power of Attorney Re Partner Rights of

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

I, Zhou Jie, a Chinese citizen with the Chinese Identification No. [            ], holding 19.9999% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”) as of the date of this Power of Attorney (representing RMB 199,999 registered capital of Beijing Yuzhong), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future share of property held by myself in Beijing Yuzhong (the “Owned Share of Property”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Share of Property: 1) to attend the partners’ meetings of Beijing Yuzhong; 2) to exercise all partner’s rights and partner’s voting rights which I am entitled with under the laws and the articles of association of Beijing Yuzhong, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Share of Property; 3) as partnership manager set forth in the Limited Partnership Agreement, execute and manage the partnership affairs; and 4) as my authorized representative, to appoint and elect the executive partner and its authorized representative together with any other persons authorized to execute the partnership affairs of Beijing Yuzhong.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, the Share of Property Pledge Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, and the Loan Agreement entered into as of July 14, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Share of Property shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a partner of Beijing Yuzhong, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Share of Property that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Zhou Jie

Name: Zhou Jie

July 14, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

Signature Page of Power of Attorney Re Partner Rights of Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) between Tencent Music (Beijing) Co., Ltd. and Zhou Jie.

Power of Attorney Re Partner Rights of

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

I, Chen Xing, a Chinese citizen with the Chinese Identification No. [            ], holding 19.9999% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”) as of the date of this Power of Attorney (representing RMB 199,999 registered capital of Beijing Yuzhong), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future share of property held by myself in Beijing Yuzhong (the “Owned Share of Property”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Share of Property: 1) to attend the partners’ meetings of Beijing Yuzhong; 2) to exercise all partner’s rights and partner’s voting rights which I am entitled with under the laws and the articles of association of Beijing Yuzhong, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Share of Property; 3) as partnership manager set forth in the Limited Partnership Agreement, execute and manage the partnership affairs; and 4) as my authorized representative, to appoint and elect the executive partner and its authorized representative together with any other persons authorized to execute the partnership affairs of Beijing Yuzhong.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, the Share of Property Pledge Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, and the Loan Agreement entered into as of July 14, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Share of Property shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a partner of Beijing Yuzhong, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Share of Property that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Chen Xing

Name: Chen Xing

July 14, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

Signature Page of Power of Attorney Re Partner Rights of Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) between Tencent Music (Beijing) Co., Ltd. and Chen Xing.

Power of Attorney Re Partner Rights of

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

I, Liang Yunheng, a Chinese citizen with the Chinese Identification No. [            ], holding 19.9999% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”) as of the date of this Power of Attorney (representing RMB 199,999 registered capital of Beijing Yuzhong), hereby irrevocably authorize Tencent Music (Beijing) Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future share of property held by myself in Beijing Yuzhong (the “Owned Share of Property”) during the effective term of this Power of Attorney:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Share of Property: 1) to attend the partners’ meetings of Beijing Yuzhong; 2) to exercise all partner’s rights and partner’s voting rights which I am entitled with under the laws and the articles of association of Beijing Yuzhong, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Share of Property; 3) as partnership manager set forth in the Limited Partnership Agreement, execute and manage the partnership affairs; and 4) as my authorized representative, to appoint and elect the executive partner and its authorized representative together with any other persons authorized to execute the partnership affairs of Beijing Yuzhong.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, the Share of Property Pledge Agreement entered into as of July 14, 2020 by and among me, WFOE and Beijing Yuzhong, and the Loan Agreement entered into as of July 14, 2020 by and between me and WFOE (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Power of Attorney shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Share of Property shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for conducting the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a partner of Beijing Yuzhong, this Power of Attorney shall be irrevocable and remain valid and effective from the date of this Power of Attorney.

1

During the effective term of this Power of Attorney, I hereby waive all rights in connection with the Owned Share of Property that have been granted to WFOE under this Power of Attorney, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

2

This Page is the signature page to the Power of Attorney.

Signature: /s/ Liang Yunheng

Name: Liang Yunheng

July 14, 2020

Accepted by:

Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal representative

Acknowledged by:

Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership)

[Partnership Chop is affixed]

Signature: /s/ Chen Xing

Name: Chen Xing

Title: Authorized Representative of Executive Partner

Signature Page of Power of Attorney Re Partner Rights of Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) between Tencent Music (Beijing) Co., Ltd. and Liang Yunheng.